Ivy Funds

Supplement dated May 15, 2018 to the

Ivy Funds Statement of Additional Information

dated January 31, 2018

as supplemented February 26, 2018, April 12, 2018, April 13, 2018 and April 30, 2018

Effective May 2, 2018, Simon Lue-Fong of Pictet Asset Management Limited no longer serves as a co-portfolio manager of Ivy Pictet Emerging Markets Local Currency Debt Fund. Accordingly, all references and information related to Mr. Lue-Fong are deleted in their entirety.

Effective immediately, the following is inserted immediately preceding the “Portfolio Managers — Portfolio Managers Employed by Pictet — Conflicts of Interest for Pictet” section beginning on page 104:

The following table provides information relating to the portfolio manager of Ivy Pictet Emerging Markets Local Currency Debt Fund as of March 31, 2018:

Alper Gocer — Pictet UK — Ivy Pictet Emerging Markets Local Currency Debt Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	7	12
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$138.5	$5,603.0	$2,690.0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$227.0

*	Mr. Gocer assumed co-investment management responsibilities for Ivy Pictet Emerging Markets Local Currency Debt Fund effective May 2018.

Effective immediately, the following is inserted immediately preceding the “Portfolio Managers — Portfolio Managers employed by Pictet AM” section beginning on page 105:

As of March 31, 2018, the dollar range of shares of the Fund beneficially owned by the portfolio manager was:

Manager	Dollar Range of Shares Owned in Ivy Pictet Emerging Markets Local Currency Debt Fund	Dollar Range of Shares Owned in Fund Complex
Alper Gocer*	$0	$0

*	Mr. Gocer assumed co-investment management responsibilities for Ivy Pictet Emerging Markets Local Currency Debt Fund effective May 2018.

Supplement	Statement of Additional Information	1